Logo
APPLICATION-CONFIRMATION FORM

[Asset I]
Sage Life Assurance of America, Inc.
P.O. Box 290680
Wethersfield, CT 06129-0680

This form (a) confirms the information you provided when you applied for the Contract, and (b) receipt of your Contract. We invested your initial purchase payment according to your instructions, consistent with the terms of the Contract and prospectus. Carefully review the information on this form. Any corrections should be indicated on this form. Please initial where indicated in the Authority For Telephone/Electronic Transfers and Replacement sections of this form if those statements are accurate and clearly mark "Yes" or "No" boxes in sections where requested. Please sign and date this form on the reverse side and return it promptly to Sage Life in the enclosed postage-paid envelope. We reserve the right to restrict financial transactions on the contract number listed below until we receive this signed form.


CONTRACT NO:  [000000000]
INITIAL PURCHASE PAYMENT:  [$10,000]
TYPE OF CONTRACT:  [TRADITIONAL IRA]
OPTIONAL RIDERS:  [ENHANCED DEATH BENEFIT]
ISSUE DATE:  [01/01/2001]
STATE OF SALE:  [DE]

OWNER
[NAME]
[RESIDENCE STREET ADDRESS]
[CITY - STATE - ZIP]
[SS# or TIN#]
[DATE OF BIRTH]
[TELEPHONE]
[E-MAIL ADDRESS]

[JOINT OWNER]
[NAME]
[RESIDENCE STREET ADDRESS]
[CITY - STATE - ZIP]
[SS# or TIN#]
[DATE OF BIRTH]
[TELEPHONE]
[E-MAIL ADDRESS]

ANNUITANT
[NAME]
[RESIDENCE STREET ADDRESS]
[CITY - STATE - ZIP]
[SS# or TIN#]
[SEX] [DATE OF BIRTH]
[TELEPHONE]
[RELATIONSHIP TO OWNER]

BENEFICIARY DESIGNATION
PRIMARY
[NAME]
[SS# or TIN#]
[% OF BENEFIT]
[RELATIONSHIP TO OWNER]

[NAME]
[SS# or TIN#]
[% OF BENEFIT]
[RELATIONSHIP TO OWNER]

[CONTINGENT]
[NAME]
[SS# or TIN#]
[% OF BENEFIT]
[RELATIONSHIP TO OWNER]


ALLOCATING THE PURCHASE PAYMENT

DOLLAR-COST AVERAGING:                     [YES-NO]
                                           [DCA ACCOUNT - # OF MONTHS]

ASSET ALLOCATION MODEL:                    [NONE]
                                           [MODEL IV]

VARIABLE SUB-ACCOUNTS:                     [ALLOCATION %] [FUND NAME]
                                           [ALLOCATION %] [FUND NAME]
                                           [ALLOCATION %] [FUND NAME]
                                           [ALLOCATION %] [FUND NAME]
                                           [ALLOCATION %] [FUND NAME]

FIXED SUB-ACCOUNTS:                        [ALLOCATION %] [FUND NAME]


[PAYMENT PROTECTION PROGRAM]               [YES-NO]
----------------------------
                                           [FIXED ACCOUNT GUARANTEE PERIOD]

                                           [ALLOCATION %] [VARIABLE SUB-ACCOUNT]
                                           [ALLOCATION %] [VARIABLE SUB-ACCOUNT]
                                           [ALLOCATION %] [VARIABLE SUB-ACCOUNT]
                                           [ALLOCATION %] [VARIABLE SUB-ACCOUNT]


AUTOMATIC PORTFOLIO REBALANCING
[YES/NO]
[QUARTERLY]


STANDING ALLOCATION INSTRUCTIONS

--------------------------------
[SAME AS INITIAL ALLOCATIONS]
Or
[ALLOCATION %] [FUND NAME]
[ALLOCATION %] [FUND NAME]
[ALLOCATION %] [FUND NAME]
[ALLOCATION %] [FUND NAME]

AUTHORITY FOR TELEPHONE/ELECTRONIC TRANSFERS

I have read and understand the Telephone and Internet Transaction sections of the prospectus. [ ] YES [ ] NO

Please issue a Personal Identification Number (PIN) to me.    [  ] YES  [  ] NO

I _______(Owner's Initials) authorize you to provide my PIN to my Registered Representative so he/she can make telephone and Internet transactions between Sub-Accounts on my behalf [ ] YES [ ] NO

DOCUMENT DELIVERY METHOD

I request delivery of the documents listed below via the method I have selected. I understand that I may amend the delivery method including requiring delivery in paper form by:

o        Calling 1-877-TEL-SAGE (1-877-835-7243)
o        Using Sage Life's Website: www.sageusa.com
o        Writing Sage Life's Customer Service Center
         P.O. Box 290680, Wethersfield, CT 06129-0680

Prospectuses:     [METHOD]
Annual/Semi-Annual Fund Reports:  [METHOD]
Product/Fund Prospectuses Supplements:  [METHOD]
Quarterly Statements and Transaction Confirmations:  [METHOD]
E-Mail Address:  [john.doe@aol.com]

REPLACEMENT
I ________(Owner's Initials) acknowledge that this Contract does not replace any existing annuities or life insurance policies.

SUITABILITY, RECEIPT OF CONTRACT AND SIGNATURES
Suitability: By signing below, I acknowledge receiving the current Variable Annuity Prospectus and Investment Fund Prospectuses and understand Income Payments and Surrender Values, when based upon the investment experience of the Variable Account, may increase or decrease, depending upon investment experience for the Contract and are not guaranteed as to dollar amount.

 The use of "I", "me", and "my" in this Application-Confirmation includes multiple Owners, if applicable, and the Annuitant, where Annuitant's consent or other action is required.


Receipt of Contract:  I acknowledge that I received this contract on ___/___/___


Signature at ___________________________ On______________________
                  City/State                                  Date


X___________________________________
         Applicant/Owner

FLORIDA NOTICE TO APPLICANTS: Any person who knowingly, and with the intent to injure, defraud, or deceive and insurer, files a statement of claim, or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.